Exhibit 31.3

CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, David M. Ward, certify that:

1.	I have reviewed this amendment no. 1 to the annual report on Form 10-K/A of ATMI, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 23, 2014

/s/ David M. Ward
David M. Ward
Vice President, Controller and Principal Accounting Officer